                                                                 Exhibit 10.140



                   FOURTH AMENDMENT TO RENEWAL PROMISSORY NOTE
                               (OVERLINE FACILITY)


         THIS FOURTH AMENDMENT TO RENEWAL PROMISSORY NOTE (the "Overline Facility") is made and entered into by and among AMSOUTH BANK (the, "Bank") and DIVERSICARE MANAGEMENT SERVICES, CO., a Tennessee corporation (the "Borrower").

                              W I T N E S S E T H :


         WHEREAS, Borrower executed to Bank that certain Renewal Promissory Note (Overline Facility) dated October 1, 2000, in the original principal amount of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 ($3,500,000.00) DOLLARS as amended by the First Amendment to Renewal Promissory Note (Overline Facility) executed by Borrower in December, 2000, as further amended by the Second Amendment to Renewal Promissory Note (Overline Facility) executed by Borrower and Bank to be effective as of December 15, 2002 as further amended by that Third Amendment to Renewal Promissory Note (Overline Facility) executed by Borrower and Bank to be effective on July 11, 2003 (the "Note"); and

         WHEREAS, Bank has agreed to further modify the Note in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The Note is amended to provide that the Maturity Date, as defined in the Note, shall be changed from January 9, 2004, to April 16, 2004.

         2. The Note is amended as stated herein, but no further or otherwise, and the terms and provisions of the Note, as hereby amended, shall be and continue to be in full force and effect. Nothing herein is intended to operate to release or diminish any right of Bank under the Note or with respect to any collateral securing the Note or with respect to any guaranty or suretyship agreement for the Note, all of which shall remain in full force and effect. This instrument constitutes the entire agreement of the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, this instrument has been executed on the ___ day of ______________, 2004 to be effective on the 9th day of January, 2004.

                                          BORROWER:

                                          DIVERSICARE MANAGEMENT SERVICES CO.,
                                          a Tennessee corporation


                                          By: /s/William R. Council, III
                                             ----------------------------------

                                                Name: William R. Council, III
                                                      -------------------------
                                                Title: President
                                                       ------------------------

                                          BANK:

                                          AMSOUTH BANK


                                          By: /s/Tim McCarthy
                                              ---------------------------------
                                              Tim McCarthy, Vice President




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